Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bernard Sjauta, Chief Executive Officer, President and Principal Executive Officer, of Global Holding International,  a Nevada corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report on Form 10-Q of Global Holding International (the "Registrant") for the fiscal quarter ended August 31,  2015 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 30, 2015

/s/ Bernard Sjauta
Name: Bernard Sjauta
Title:   Chief Executive Officer and President
Principal Executive Officer